   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON November 13, 1995

                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
          THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. -----)


Filed by the registrant   /x/
Filed by party other than the registrant
Check the appropriate box:
     Preliminary proxy statement
/x/  Definitive proxy statement
/x/  Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Nomura Dividend Income Fund, Inc.
---------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter

                                Same as above
---------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /x/  $125 per  Exchange Act  Rule O-11(c)(1)(ii),  14a-6(i)(1), or  14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
          $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     (1)  Title of each class of securities to which transaction applies:
---------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:
---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
---------------------------------------------------------------------------
     (5)  Total fee paid:
---------------------------------------------------------------------------
/x/  Fee paid previously with preliminary materials
---------------------------------------------------------------------------
          Check box if any part of the fee is offset as provided by Exchange
Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was
paid  previously.   Identify the  previous filing  by  registration statement
number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:
---------------------------------------------------------------------------
          (2) Form, schedule or registration statement no.:
---------------------------------------------------------------------------
          (3) Filing party:
---------------------------------------------------------------------------
          (4) Date filed:
---------------------------------------------------------------------------

     /1/Set forth the amount on which the filing fee is calculated and state how it was determined.
                                      2

                      NOMURA DIVIDEND INCOME FUND, INC.
                            ONE POST OFFICE SQUARE
                         BOSTON, MASSACHUSETTS 02109

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 5, 1995

To The Stockholders of
  Nomura Dividend Income Fund, Inc.:

     Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Nomura Dividend Income Fund, Inc. (the "Fund") will be held at the offices of Putnam Investment Management, Inc., One Post Office Square, Boston, Massachusetts, on Tuesday, December 5, 1995 at 10:00 A.M., Boston time, for the following purposes:
          (1) To consider and act upon a proposal to liquidate and dissolve the Fund; and
          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on October 27, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.
     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 21, 1995, at the office of the Fund, One Post Office Square, Boston, Massachusetts 02109.
     You are cordially invited to attend the Meeting. STOCKHOLDERS WHO ARE ENTITLED TO VOTE ON THE MATTERS TO BE CONSIDERED AT THE MEETING BUT WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                              By Order of the Board of Directors

                                    Charles A. Ruys de Perez
                                            Secretary

Boston, Massachusetts
Dated:  November 13, 1995

                               PROXY STATEMENT


                      NOMURA DIVIDEND INCOME FUND, INC.
                            ONE POST OFFICE SQUARE
                         BOSTON, MASSACHUSETTS  02109


                       SPECIAL MEETING OF STOCKHOLDERS

                               DECEMBER 5, 1995


                                 INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies of behalf of the Board of Directors of Nomura Dividend Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Putnam Investment Management, Inc. (the "Investment Adviser"), One Post Office Square, Boston, Massachusetts, on Tuesday, December 5, 1995 at 1:00
P.M., Boston time.   The approximate mailing date of this Proxy Statement is
November 15, 1995.
     The purpose of the Meeting is to consider a proposal to liquidate and dissolve the Fund. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for approval of the proposal to liquidate and dissolve the Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.
     The Board of Directors has fixed the close of business on October 27, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of October 27, 1995, the Fund had outstanding 45.01 shares of common stock. Persons who, to the knowledge of the Fund, beneficially own more than five percent of its outstanding shares are listed herein under "Principal Stockholders."
     The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                            PROPOSAL TO LIQUIDATE
                            AND DISSOLVE THE FUND

BACKGROUND

     The Fund was established in 1990, with the objective to provide holders of its common stock with high current income, consistent with preservation of capital. The Investment Adviser of the Fund invests the Fund's assets in a manner intended to maximize income qualifying for the dividends received deduction (the "Dividends Received Deduction") allowed to certain United State corporations under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund seeks to achieve its objective by investing in a diversified portfolio primarily consisting of dividend-paying preferred and common equity securities. Preferred stocks (other than preferred stocks convertible into common stocks) in which the Fund invests normally are rated investment grade by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's" and together with Standard & Poor's, the "Rating Agencies") at the time of investment or, if not rated, are of comparable quality as determined by the Investment Adviser. The Fund invests in common stock and preferred stock convertible into common stock of issuers whose senior debt is rated investment grade by Standard & Poor's or by Moody's or, in the case of issuers having no rated senior debt outstanding, whose senior debt is of comparable quality as determined by the Investment Adviser.


     The Fund normally invests at least 65% of its total assets in dividend-paying securities. In addition, the Fund normally invests at least 25% of its total assets in securities of companies in the utilities industry. The potential for modest capital appreciation of the Fund's investment in common stock is a secondary consideration.
     The Private Placement Memorandum, dated October 29, 1990, pursuant to which the shares of common stock of the Fund were sold, contained a statement that the Board of Directors would consider during the fifth year after commencement of operations whether to make a tender offer for the Fund's shares. At the July 28, 1995 meeting of the Board of Directors of the Fund, the Board determined that making a tender offer would not be advisable.
Given the relatively small size of the Fund (approximately $40.6 million as of June 30, 1995), if a significant amount of assets were withdrawn by a few large shareholders through a tender offer, expense ratios would increase and the Fund might become too small to efficiently manage for remaining stockholders. In August and September of 1995 officers of the Fund and the Investment Adviser had several discussions with employees of Nomura Securities International, Inc. ("Nomura"), the original placement agent for the Fund's common stock, concerning the desire of several large stockholders in the Fund to liquidate their holdings. As there is no liquid market for the shares and as the Directors believe a tender offer raises significant issues as to fairness to non-tendering holders, the discussions focused on the possibility of liquidating the Fund. Subsequently, Nomura delivered a letter to the Directors stating that the holders of 37 of 45.01 outstanding shares had indicated to Nomura that they would be in favor of a liquidation.
     Accordingly, at the October 27, 1995 meeting of the Board of Directors of the Fund, the Directors determined, in light of these developments, that it would be advisable and in the best interests of the Fund's stockholders to liquidate and dissolve the Fund under the laws of the State of Maryland. To implement the liquidation, the Directors approved a plan of complete liquidation and dissolution of the Fund (the "Plan"). The Plan provides for the sale of all of the assets of the Fund and the distribution in cash of the net proceeds from such sale to the stockholders in accordance with their respective rights. A portion of the proceeds from the sale of the Fund's assets will be retained to satisfy any liabilities the Fund may incur.
     If stockholders of the Fund approve the proposal to liquidate and dissolve the Fund, such stockholders will receive their proportionate cash interest of the net distributable assets of the Fund upon liquidation. Such conversion of the Fund's portfolio to cash is expected to be effected in December, 1995 and, although there can be no assurance as to timing, all or substantially all of the proceeds are expected to be distributed to shareholders by late December, 1995. Under Maryland law and pursuant to the Articles of Incorporation and By-Laws of the Fund, the affirmative vote of a majority of the outstanding shares is needed to approve the liquidation of the Fund. In the event that a majority of the outstanding shares of the Fund are not voted in favor of the Plan, with the result that the Plan is not approved, the Board of Directors presently intends to re-submit the Plan or another plan of liquidation and dissolution to stockholders for future consideration.
     A copy of the Plan is attached hereto as Exhibit A.

SUMMARY OF PLAN OF LIQUIDATION AND DISSOLUTION

     Effective date of the Plan and cessation of the Fund's
     ------------------------------------------------------
activities as an investment company.  The Plan will become effective


-----------------------------------
on the date of its adoption and approval of the Plan (the "Effective Date") by the holders of a majority of the outstanding shares of the Fund.
Following this approval, the Fund (i) will cease to invest its assets in accordance with its investment objectives and, to the extent necessary, will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash, (ii) will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Fund, and (iii) will dissolve in accordance with the Plan. (Plan, Sections 1-3 and 5). The Fund will, nonetheless, continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies through the last day of its final taxable year ending on liquidation.
     Closing of books and restriction on transfer of shares.  The interests
     ------------------------------------------------------
of stockholders in the assets of the Fund shall be fixed on the basis of their holdings on the Effective Date. On such date, the books of the Fund will be closed. (Plan, Section 4).
     Liquidation Distribution.  The distribution of the Fund's assets will
     ------------------------
be made in one or two cash payments. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay expenses of the Fund. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund. The liquidating distributions will be made prior to the last day of the Fund's final taxable year ending on liquidation. (Plan, Section
7).
     Expenses of liquidation and dissolution.  All of the expenses incurred
     ---------------------------------------
by the Fund in carrying out the Plan will be borne by the Fund.  (Plan,
Section 8).
     Continued operation of the Fund.  The Plan provides that the Directors
     -------------------------------
shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund in accordance with the purposes to be accomplished by the Plan. (Plan, Sections 9 and 10).

ANTICIPATED DISTRIBUTION AMOUNTS
     The Fund's net asset value on October 27, 1995 was $41,819,207. At such date, the Fund had 45.01 shares outstanding. Accordingly, on October 27, 1995, the net asset value per share of the Fund was $929,109.24. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation and portfolio transaction costs. Liquidation expenses are estimated to be approximately $53,000 (or $1,178 per share outstanding on October 27, 1995), consisting of $40,000 for legal fees and expenses, $10,000 for accounting costs and $3,000 for miscellaneous expenses. Portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter) are estimated to be approximately $160,000, although actual portfolio transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities. Actual liquidation expenses and portfolio transaction costs may vary.

GENERAL INCOME TAX CONSEQUENCES

     United States Federal Income Tax Consequences.  The following is only
     ---------------------------------------------
a general summary of the United States Federal income tax consequences of the Plan. Stockholders should consult with their own tax advisers for advice regarding the application of current United States Federal income tax law to their particular situation and with respect to state, local and other tax consequences of the Plan.
     The liquidating distributions received by a stockholder will consist of three elements: (i) a capital gain dividend to the extent of the Fund's long-term capital gains recognized during the final tax year; (ii) an ordinary income dividend to the extent of the Fund's interest income and short-term capital gains earned during the final tax year that have not previously been distributed; and (iii) a distribution treated as payment for the stockholder's shares. Prior to the last day of the Fund's final taxable year, the Fund's Board of Directors will authorize any capital dividend and ordinary income dividend to be distributed as part of the liquidating distribution. Within 60 days after the close of the Fund's final taxable year, the Fund will notify shareholders as to the portion of the liquidating distribution which constitutes a capital gain dividend and that which constitutes an ordinary income dividend. Additionally, the Fund will notify shareholders of the portion of the liquidating distribution which qualifies for the dividends received deduction.
     Any portion of a liquidating distribution paid under the Plan out of investment income or realized capital gains (i.e., a distribution described in (i) or (ii), above) will be taxed under the Code in the same manner as any other distribution of the Fund. Accordingly, such amounts will be treated as ordinary income or capital gains, if so designated.
     The balance of any amount received upon liquidation (i.e., a distribution described in (iii), above) will be treated for Federal income tax purposes as full payment in exchange for the stockholder's shares. Thus, a stockholder who is a United States resident or citizen will be taxed only to the extent the amount of the balance of the distribution exceeds his or her basis in such shares; if the amount received is less than his or her basis, the stockholder will realize a loss. The stockholder's gain or loss will be a capital gain or capital loss if such shares are held as capital assets.

     Corporate stockholders should note that all income, including capital gains, is currently taxable to them at the same rates under the Code. Accordingly, all income recognized by a corporate stockholder pursuant to the liquidation of the Fund, regardless of its character as capital gains or ordinary income, is subject to tax at the same Federal income tax rates.
     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on the liquidating distribution ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.
     Further information concerning the sources of the money distributed to stockholders will be forwarded with the liquidating distribution.
IMPACT OF THE PLAN ON THE FUND'S STATUS UNDER THE INVESTMENT COMPANY ACT
     On the Effective Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund's activities as an investment company and its deregistration under the Investment Company Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action.
     Until the Fund's withdrawal as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the Investment Company Act.
PROCEDURE FOR DISSOLUTION UNDER MARYLAND LAW
     Pursuant to the Maryland General Corporation Law and the Articles of Incorporation and By-Laws of the Fund, if a majority of the aggregate outstanding shares are voted for the proposed liquidation and dissolution of the Fund, articles of dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the Secretary of State of the State of Maryland, and will become effective in accordance with such law. Upon such articles of dissolution becoming effective, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.
APPRAISAL RIGHTS
     Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.
VOTING INFORMATION
     Approval of the Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of the Plan.
                            PRINCIPAL STOCKHOLDERS
     Set forth below is a list of all stockholders of the Fund which, to the Fund's knowledge, were the beneficial owners of more than five percent of the shares of the Fund outstanding on October 27, 1995:






                                    Shares of Common Stock
                                          of the Fund
                                     Beneficially Owned at    Percentage of
Name and Address                           10/27/95             Ownership

Aisin World Corp. of America              15                    33.3%
24330 Garnier Street Torrance,
California  90505
The Sumitomo Trust &   Banking            10                    22.2%
Co., Ltd.
Aoyama Plaza Building 11-3,
2-Chome
Kita-Aoyama, Minato-ku Tokyo 107
Tokyo Mutual Life Insurance                5                    11.1%
Company
5-2, 1-Chome Uchisaiwai-cho
Chiyoda-ku Tokyo 100
The Meiji Mutual Life Insurance            5                    11.1%
Company
1-1, 2-Chome Marunouchi,
Chiyoda-ku Tokyo 100
Yamato Mutual Life Insurance Co.,          3                     6.7%
Ltd.
1-7, 1-Chome
Kudan-kita, Chiyoda-ku
Tokyo 102



                                      7

                            ADDITIONAL INFORMATION

     The expense of preparing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.
     Approval of the proposal to abolish the Fund requires the vote of a majority of the outstanding voting securities of the Fund.
     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund.
It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.
     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" approval of the proposal to liquidate and dissolve the Fund.
     Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast and therefore will have the same effect as a "NO" vote on Item 1.

ADDRESS OF INVESTMENT ADVISER

     The principal office of Putnam Investment Management, Inc. is located at One Post Office Square, Boston, Massachusetts 02109.

ANNUAL REPORT

     A copy of the annual report of the Fund for the fiscal year ended August 31, 1995 accompanies this proxy statement.

                              By Order of the Board of Directors

                                    Charles A. Ruys de Perez
                                            Secretary


Dated:  November 13, 1995

                                                                    EXHIBIT A

                      NOMURA DIVIDEND INCOME FUND, INC.

                     PLAN OF LIQUIDATION AND DISSOLUTION


     The following Plan of Liquidation and Dissolution (the "Plan") of Nomura Dividend Income Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, which has operated since December 14, 1990 as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation, dated October 4, 1990.
     WHEREAS, the Fund's Board of Directors has deemed that in its judgment it is advisable and in the best interests of the Fund and its stockholders to liquidate and dissolve the Fund and at a meeting of the Board of Directors on October 27, 1995, has considered and adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to stockholders of the Fund for approval;
     NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

     1.   Effective Date of Plan.  The Plan shall be and become effective
          ----------------------
only upon the adoption and approval of the Plan at a meeting of stockholders called for the purpose of voting upon the Plan and such amendment by the affirmative vote of the holders of record of a majority of the outstanding shares of the Fund. The date of such adoption and approval of the Plan by stockholders is hereinafter called the "Effective Date."
     2.   Dissolution.  As promptly as practicable, consistent with the
          -----------
provisions of the Plan, the Fund shall be dissolved.
     3.   Cessation of Business.  After the Effective Date, the Fund shall
          ---------------------
cease operation as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to stockholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.


     4.   Restriction of Transfer and Redemption of Shares.  The interests
          ------------------------------------------------
of stockholders in the assets of the Fund shall be fixed on the basis of their shareholdings at the close of business on the Effective Date. On the Effective Date, the books of the Fund shall be closed.

     5.   Liquidation of Assets.  As soon as is reasonable and practicable
          ---------------------
after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.
     6.   Payments of Debts.  As soon as practicable after the Effective
          -----------------
Date, the Fund shall determine and shall pay the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in
Section 7 below.
     7.   Liquidating Distribution.  The distribution of the Fund's assets
          ------------------------
will be made in one or two cash payments. The first distribution of the Fund's assets (the "First Distribution") is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay expenses of the Fund. A second distribution (the "Second Distribution"), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.
     8.   Expenses of the Liquidation and Dissolution.  All of the expenses
          -------------------------------------------
incurred by the Fund in carrying out this Plan will be borne by the Fund.
     9.   Power of Board of Directors.  The Board of Directors and, subject
          ---------------------------
to the direction of the Board of Directors, the officers, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws.
     The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.
     10.  Amendment of Plan.  The Board shall have the authority to authorize
          -----------------
such variations from or amendments of the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of assets to stockholders in accordance with the purposes to be accomplished by the Plan.

                                                                 COMMON STOCK

                      NOMURA DIVIDEND INCOME FUND, INC.
                            ONE POST OFFICE SQUARE
                         BOSTON, MASSACHUSETTS 02109

                                  P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John Talanian and David Walsh as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Nomura Dividend Income Fund, Inc. (the "Fund") held of record by the undersigned on October 27, 1995 at the special meeting of stockholders of the
Fund to be held on December 5, 1995 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN  THE MANNER DIRECTED
HEREIN
BY THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED
FOR PROPOSAL 1.

                             (Continued and to be signed on the reverse side)

PLEASE MARK BOXES   OR /X/ IN BLUE OR BLACK INK.1.   Proposal to liquidate
and dissolve the Fund.     FOR / /          AGAINST / /      ABSTAIN / /
2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

     Please sign exactly  as name appears  hereon.  When  shares are held  by joint
tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized
officer.   If a  partnership, please sign  in partnership name  by authorized person.


     Dated:                                                            , 1995
             --------------------------------------------------------

     X
       --------------------------------------------------------------------
                                          Signature


     X
       --------------------------------------------------------------------
                                 Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.